SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) October 14, 1998



                         THE BEAR STEARNS COMPANIES INC.
              Exact name of registrant as specified in its charter




 DELAWARE                   File No. 1-8989            13-3286161
(State or other            (Commission File          (IRS Employer
jurisdiction of             Number)                   Identification
incorporation)                                        Number)


         245 Park Avenue, New York, New York                    10167
       (Address of principal executive offices)              (zip code)


Registrant's telephone number, including area code:       (212)  272-2000




                                Not Applicable
         (former name or former address, if changed since last report)

Item 5. Other Events.

Filed herewith is a copy of The Bear Stearns Companies Inc. ( the "Company") Press Release, dated October 14, 1998, announcing its earnings for the quarter ended September 25, 1998 which includes the Unaudited Consolidated Statements of Income for the three months ended September 25, 1998 and September 26, 1997, and the three months ended June 30, 1998. All normal recurring adjustments that are, in the opinion of management, necessary for a fair presentation of the results of operations for the periods presented have been included. The nature of the Company's business is such that the results for any interim period are not necessarily indicative of the results for a full year.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                  (a)   Financial Statements of business acquired:

                           Not applicable.

                  (b) Pro Forma financial information:

                           Not applicable.

                  (c)   Exhibit:

                           (99) Press Release, dated October 14, 1998.

                                            Signatures



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             THE BEAR STEARNS COMPANIES INC.



                                      By:    /s/ Marshall Levinson
                                             Marshall Levinson
                                             Controller


Dated:   October 14, 1998

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT


                                  EXHIBIT INDEX


Exhibit No.                         Description

(99)                Press Release, dated October 14, 1998